AETNA SERIES FUND, INC

                             ARTICLES SUPPLEMENTARY

       AETNA SERIES FUND, INC., a Maryland corporation registered as an open-end investment company under the Investment Company Act of 1940 and having its principal office in the State of Maryland in Baltimore City, Maryland (hereinafter called the "Corporation"), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

       FIRST: The Board of Directors, at its meeting held on April 4, 2001, by resolutions, did designate and classify two billion four hundred fifty million (2,450,000,000) shares of capital stock of the Corporation as a new "Class O" of each Series ("Series") as follows:

             Name of Series                Name of Class of Series        Number of Shares Allocated
             --------------                -----------------------        --------------------------
Aetna Money Market Fund                            Class O                       1,000,000,000

Aetna Bond Fund                                    Class O                         100,000,000

Aetna Balanced Fund                                Class O                         100,000,000

Aetna Growth and Income Fund                       Class O                         100,000,000

Aetna International Fund                           Class O                         200,000,000

Aetna Government Fund                              Class O                         100,000,000

Aetna Small Company Fund                           Class O                         100,000,000

Aetna Growth Fund                                  Class O                         100,000,000

Aetna Ascent Fund                                  Class O                          50,000,000

Aetna Crossroads Fund                              Class O                          50,000,000

Aetna Legacy Fund                                  Class O                          50,000,000

Aetna Index Plus Large Cap Fund                    Class O                         100,000,000

Aetna Index Plus Mid Cap Fund                      Class O                         100,000,000

Aetna Index Plus Small Cap Fund                    Class O                         100,000,000

Aetna Technology Fund                              Class O                         100,000,000

Aetna Value Opportunity Fund                       Class O                         100,000,000

       SECOND: The shares of such Series designated and classified in paragraph FIRST of these Articles Supplementary, shall have the preferences, rights, voting powers, restrictions, limitations as to dividends, qualifications, conversion rights, and terms and conditions of redemption as set forth in paragraphs SEVENTH and EIGHTH of, and elsewhere in, and shall be subject to all provisions of, the Articles of Amendment and Restatement of the Corporation.

       THIRD: The shares of the Corporation classified pursuant to paragraph FIRST of these Articles Supplementary have been so classified by the Board of Directors under the authority contained in the charter of the Corporation.

       FOURTH: Immediately prior to the effectiveness of these Articles Supplementary, the Corporation had the authority to issue fifteen billion (15,000,000,000) shares of capital stock with a par value of $0.001 per share and with an aggregate par value of fifteen million ($15,000,000), of which the Board of Directors had designated and classified twelve billion, four hundred million (12,400,000,000) shares as follows:

        Name of Series                     Name of Class of Series        Number of Shares Allocated
        --------------                     -----------------------        --------------------------
AETNA MONEY MARKET FUND                            Class I                       1,000,000,000
                                                   Class A                       1,000,000,000
                                                   Class B                       1,000,000,000
                                                   Class C                       1,000,000,000

AETNA BOND FUND                                    Class I                         100,000,000
                                                   Class A                         100,000,000
                                                   Class B                         100,000,000
                                                   Class C                         100,000,000

AETNA BALANCED FUND                                Class I                         100,000,000
                                                   Class A                         100,000,000
                                                   Class B                         100,000,000
                                                   Class C                         100,000,000

AETNA GROWTH AND INCOME FUND                       Class I                         100,000,000
                                                   Class A                         100,000,000
                                                   Class B                         100,000,000
                                                   Class C                         100,000,000

AETNA INTERNATIONAL FUND                           Class I                         200,000,000
                                                   Class A                         200,000,000
                                                   Class B                         200,000,000
                                                   Class C                         200,000,000


AETNA GOVERNMENT FUND                              Class I                         100,000,000
                                                   Class A                         100,000,000
                                                   Class B                         100,000,000
                                                   Class C                         100,000,000

AETNA SMALL COMPANY FUND                           Class I                         100,000,000
                                                   Class A                         100,000,000
                                                   Class B                         100,000,000
                                                   Class C                         100,000,000


AETNA GROWTH FUND                                  Class I                         100,000,000
                                                   Class A                         100,000,000
                                                   Class B                         100,000,000
                                                   Class C                         100,000,000

AETNA ASCENT FUND                                  Class I                         100,000,000
                                                   Class A                         100,000,000
                                                   Class B                         100,000,000
                                                   Class C                         100,000,000


AETNA CROSSROADS FUND                              Class I                         100,000,000
                                                   Class A                         100,000,000
                                                   Class B                         100,000,000
                                                   Class C                         100,000,000

AETNA LEGACY FUND                                  Class I                         100,000,000
                                                   Class A                         100,000,000
                                                   Class B                         100,000,000
                                                   Class C                         100,000,000

AETNA INDEX PLUS LARGE CAP FUND                    Class I                         100,000,000
                                                   Class A                         100,000,000
                                                   Class B                         100,000,000
                                                   Class C                         100,000,000

AETNA INDEX PLUS MID CAP FUND                      Class I                         100,000,000
                                                   Class A                         100,000,000
                                                   Class B                         100,000,000
                                                   Class C                         100,000,000

AETNA INDEX PLUS SMALL CAP FUND                    Class I                         100,000,000
                                                   Class A                         100,000,000
                                                   Class B                         100,000,000
                                                   Class C                         100,000,000

AETNA VALUE OPPORTUNITY FUND                       Class I                         100,000,000
                                                   Class A                         100,000,000
                                                   Class B                         100,000,000
                                                   Class C                         100,000,000

AETNA TECHNOLOGY FUND                              Class I                         100,000,000
                                                   Class A                         100,000,000
                                                   Class B                         100,000,000
                                                   Class C                         100,000,000

AETNA PRINCIPAL PROTECTION FUND I                  Class A                         100,000,000
                                                   Class B                         100,000,000



AETNA PRINCIPAL PROTECTION FUND II                 Class A                         100,000,000
                                                   Class B                         100,000,000

AETNA PRINCIPAL PROTECTION FUND III                Class A                         100,000,000
                                                   Class B                         100,000,000

AETNA PRINCIPAL PROTECTION FUND IV                 Class A                         100,000,000
                                                   Class B                         100,000,000

AETNA INDEX PLUS PROTECTION FUND                   Class A                         100,000,000
                                                   Class B                         100,000,000
BROKERAGE CASH RESERVES                                                          1,000,000,000

       FIFTH: Immediately following the effectiveness of these Articles Supplementary, the Corporation will have authority to issue fifteen billion (15,000,000,000) shares of capital stock with a par value of $0.001 per share and with an aggregate par value of fifteen million dollars ($15,000,000) of which the Board of Directors has designated and classified fourteen billion eight hundred fifty million (14,850,000,000) shares as set forth in paragraphs FIRST and FOURTH of these Articles Supplementary and of which one hundred fifty million (150,000,000) shares remain unclassified.

IN WITNESS WHEREOF, Aetna Series Fund, Inc. has caused these Articles Supplementary to be signed in its name on its behalf by its authorized officers who acknowledge that these Articles Supplementary are the act of the Corporation, that to the best of their knowledge, information and belief, all matters and facts set forth herein relating to the authorization and approval of these Articles Supplementary are true in all material respects and that this statement is made under the penalties of perjury.

ATTEST:                                     AETNA SERIES FUND, INC.


/s/ Michael J. Gioffre                      /s/ J. Scott Fox
-----------------------------               ------------------------------
Michael J. Gioffre                          J. Scott Fox
Secretary                                   President


Date: 4/26/01
-----------------------------

CORPORATE SEAL